                                                                   Exhibit 10.55



                                 FIRST AMENDMENT
                     TO OPTION AGREEMENTS, SHORTFALL FUNDING
                     AGREEMENTS AND STOCK PLEDGE AGREEMENTS


                  THIS AGREEMENT ("Agreement") is made as of March 6, 1998 by and among Balanced Care Corporation, a Delaware corporation ("BCC"), Senior Care Operators, LLC, a Delaware limited liability company ("SCO"), Senior Care Operators of Ohio, LLC, a Delaware limited liability company ("SCOOL"), Assisted Care Operators, LLC, a Delaware limited liability company ("ACO"), Assisted Care Operators of Jackson, LLC, a Delaware limited liability company ("ACOJ"), Assisted Care Operators of Anderson, LLC, a Delaware limited liability company ("ACOA"), Extended Care Operators, a Delaware limited liability company ("ECO"), Extended Care Operators of Harrisburg, LLC, a Delaware limited liability company ("ECOH"), Extended Care Operators of Ravenna, LLC, a Delaware limited liability company ("ECOR"), Extended Care Operators of Greensboro, LLC, a Delaware limited liability company ("ECOG"), Oakhaven Assisted Living, Inc., a California corporation ("OAL"), Oakhaven Extended Living, Inc., a California corporation ("OEL") and Oakhaven Senior Living, Inc., a California corporation ("OSL"). OAL, OEL and OSL are collectively referred to herein as "Oakhaven". SCO, ACO, ECO and Oakhaven are collectively referred to herein as the "Members" and individually referred to herein as a "Member". SCOOL, ACOJ, ACOA, ECOH, ECOR and ECOG are collectively referred to herein as "Lessees" and individually referred to herein as a "Lessee".

                  WHEREAS, each Lessee has entered into certain leases for properties located in Pennsylvania, Indiana, Ohio, Tennessee and North Carolina (each lease being referred to herein individually as a "Lease" and collectively as the "Leases"). The Leases are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, in connection with each Lease, the Members, the Lessees and BCC entered into Shortfall Funding Agreements (each such Shortfall Funding Agreement being referred to herein collectively as the "Shortfall Agreements" and individually as a "Shortfall Agreement"), which Shortfall Agreements are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, in connection with each Shortfall Agreement, each Lessee has agreed to issue one or more Promissory Notes (each such Promissory Note being collectively referred to herein as the "Notes" and individually as a "Note") to evidence indebtedness regarding Advances (as defined in each Shortfall Agreement), which Notes are in the form of Exhibit A attached to each Shortfall Agreement; and

                  WHEREAS, to secure the obligations of the Lessees and the Members to BCC, each Lessee has granted in favor of BCC a leasehold mortgage encumbering each Lease (each such Leasehold Mortgage being referred to herein collectively as the "Leasehold Mortgages" and individually as a "Leasehold Mortgage"). Such Leasehold Mortgages are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, in connection with each Lease, the Members and BCC entered into Option Agreements whereby BCC has the right to acquire all membership interests in all Lessees (each such Option Agreement being referred to herein collectively as the "Option Agreements" and individually as an "Option Agreement"). Such Option Agreements are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, in connection with certain Leases, certain Members and Lessees and BCC entered into Stock Pledge Agreements (each such Stock Pledge Agreement being referred to herein collectively as the "Pledge Agreements" and individually as a "Pledge Agreement"), which Pledge Agreements are more fully described on Schedule 1 attached hereto.

                  NOW, THEREFORE, for valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to amend all Option Agreements, all Pledge Agreements, and all Shortfall Agreements as follows:

                  1. Option Agreements. (a) Each Option Agreement is hereby amended by deleting in its entirety Section 1(b) and replacing such Section with the following:

                           "(b) In consideration of the grant of the Option to
BCC, BCC shall make the following payments (the "OPTION PAYMENTS") to Optionor:
(1) on the earlier of one day after the issuance of the certificate of occupancy for the Facility or twelve months following the commencement of construction under the Development Agreement (the "First Payment Date"), an amount equal to the Current Yield (as hereinafter defined) on the Working Capital Reserve actually funded by Optionor through such date, payable in arrears, plus an amount equal to the Current Yield on the Working Capital Reserve actually funded by Optionor through such date for the next succeeding 12 month period, payable in advance, (2) on that date which is twelve months after the First Payment Date (the "Second Payment Date"), an amount calculated as 25% of the Current Yield on the Working Capital Reserve actually funded by the Optionor, representing the first quarterly installment of the annual Current Yield for the following 12 month period, payable in advance, and (3) thereafter, on the first day of each three-month period following the Second Payment Date and for so long as this Agreement is in effect (but ending in all events at the time of exercise of the Option), 25% of the Current Yield on the Working Capital Reserve actually funded from time to time by the Optionor, compounded on an annual basis, representing quarterly installments of the annual Current Yield, payable in advance. "Current Yield" as used in this Agreement means an annual return equal to 27.5% of the Working Capital Reserve actually funded from time to time through the date of such calculation. Notwithstanding anything to the contrary contained herein, if the Option is exercised, BCC's obligation to make Option Payments thereafter shall cease. Option Payments shall be made to Optionors without demand or notice, except as expressly provided herein."

                  (b) Section 1(d) of each Option Agreement is hereby amended by adding at the end of each such Section the following: "To avoid any doubt, BCC shall receive a credit against the Purchase Price for Option Payments paid as Current Yield in advance, to the extent that such advanced Option Payments are attributable to Current Yield accruing after the Closing Date."

                  (c) Each Option Agreement is hereby amended by adding a new
Section 7(c) thereto, which shall read as follows:

                           "(c) Notwithstanding the provisions of Section 7(b)
and so long as neither a Default nor an Event of Default has occurred under any Transaction Document or Lease Document which was caused by either Optionor or the Company, in the event that BCC fails to make Option Payments as provided hereunder, after ten (10) days prior written notice of such failure sent by Optionor to BCC, Optionor shall have the following remedies and rights, which remedies and rights shall be the sole and exclusive remedies and rights of Optionor in the case of such failure: (i) BCC shall no longer have any right to exercise the Option or the Asset Purchase Option, (ii) all Notes issued by the Company pursuant to the Shortfall Agreement shall automatically be replaced with amended and restated Notes that provide that interest due under the Notes will accrue and not be due and payable until the date which is the fifth (5th) anniversary of the date of issuance of the first Note so issued by the Company pursuant to the Shortfall Agreement and (iii) the lien encumbering the Equity Interests and other assets in favor of BCC arising hereunder and under the Pledge Agreement (if applicable) and the Leasehold Mortgage shall automatically be released and terminated. BCC agrees, after the failure to make Option Payments and an opportunity to cure as provided herein, to execute such documents and instruments, and accept delivery of such replacement Notes (returning the Notes to be replaced) as Optionors may reasonably request to effect the provisions of Subsections (c)(i), (c)(ii) and (c)(iii) above."

                  (d) The Option Agreement among BCC, Oakhaven and SCO is hereby amended to delete any reference to "Membership Interests", and replace such reference with "Equity Interests".

                  2. Stock Pledge Agreement. (a) Each Pledge Agreement is hereby amended to delete any reference to "Stock" and to replace such reference with "Equity Interests".

                  (b) Section 7 of each Pledge Agreement is hereby amended to add the following language at the end thereof: "This Agreement and the grant of the security interests provided herein are subject in all respects to the provisions of Section 7(c) of the Option Agreement."

                  3. Shortfall Funding Agreement.

                           (a) Section 1.02 of each Shortfall Agreement is
hereby amended to delete any reference to the Note being due and payable on demand; instead, each such Section shall be read to provide that the Note shall be due and payable on that date which is the fifth (5th) anniversary of the date of issuance of the first Note so issued by the Company pursuant to the Shortfall Agreement; provided, however, interest shall (subject to the provisions of Section 7(c) of the Option Agreement) nonetheless remain payable in arrears in quarterly installments at the rate of interest provided in Section 1.02 of the Shortfall Agreement. Section
1.02 of each Shortfall Agreement is hereby further amended to include the following language at the end thereof: "Notwithstanding any provision to the contrary contained in the Transaction Documents, the provisions of this Section 1.02, and any Notes issued hereunder, shall be subject in all respects to the terms and conditions of Section 7(c) of the Option Agreement."

                           (b) Section 1.03 of each Shortfall Agreement is
hereby modified to refer to that Section as "Section 1.03(a)". Section 1.03(a) of each Shortfall Agreement is hereby amended to include the following language at the end thereof: "Notwithstanding any provision to the contrary contained in the Transaction Documents, the provisions of this Section 1.03(a) shall be subject in all respects to the terms and conditions of Section 7(c) of the Option Agreement."

                           (c) A new Section 1.03(b) shall be added to each
Shortfall Agreement, which shall provide as follows: "Notwithstanding any provision to the contrary contained herein or in any other Transaction Document, BCC agrees that the Asset Purchase Option shall not be exercised unless (i) BCC or its designee is prohibited (by operation of law, or any other reason other than the acts or omissions of BCC or any BCC Affiliate) from exercising the Option to acquire the Equity Interests pursuant to the Option Agreement or (ii) the Lessee or any Member is in Default of any covenant, agreement, representation or warranty contained herein or in any other Transaction Document, which Default was not caused by BCC or any BCC Affiliate."

                  4. Promissory Notes. (a) Each form of Promissory Note attached to each Shortfall Agreement is hereby amended to delete any reference to such Note being payable on demand. Instead, each such Promissory Note shall be due and payable on that date which is the fifth (5th) anniversary of the date of issuance of the first Note so issued by the Company pursuant to the Shortfall Agreement

                           (b) Each form of Promissory Note is hereby amended by
adding at the end thereof prior to the signature line the following new paragraph:

                           "THE TERMS AND PROVISIONS OF THIS NOTE ARE SUBJECT TO
THE TERMS AND PROVISIONS OF SECTION 7(c) OF THE OPTION AGREEMENT DATED AS OF ____________, 1998 AMONG BALANCED CARE CORPORATION, AND {NAME OF MEMBERS}."

                  5. Leasehold Mortgages. BCC, each Member and each Lessee hereby agree that each Leasehold Mortgage shall be amended to add the following provisions:

                           "31. Notwithstanding any provision to the contrary
contained in this Mortgage, in no event shall the actions or inactions of Mortgagor be deemed a Mortgage Event of Default hereunder if and to the extent that such actions are the responsibility of the Management Firm pursuant to the Management Agreement; provided, however, such actions or inactions shall nonetheless constitute a Mortgage Event of Default hereunder if the Management Firm was unable to perform its responsibilities under the Management Agreement as a result of either (i) the negligent or willful acts or omissions of Mortgagor or (ii) a Default or Event of

Default by Mortgagor under any Transaction Document other than this Mortgage. Notwithstanding any provisions to the contrary contained herein or in any other Transaction Document, this Mortgage and the rights of the Mortgagee hereunder are subject in all respects to the provisions of Section 7(c) of the Option Agreement."

BCC, each Lessee and each Member hereby agree to cause each Leasehold Mortgage to be amended of record to add the foregoing provision.

                  6. Miscellaneous Provisions.

                           (a) Entire Agreement. This Agreement, together with
all other Transaction Documents (as amended hereby), contains the entire understanding among the parties hereto with respect to its subject matter and supersedes any prior understandings or agreements between the parties with respect to such subject matter.

                           (b) Amendments. This Agreement may be modified or
amended only by a written instrument executed by the parties hereto.

                           (c) Severability. If any term or other provision of
this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                           (d) Counterparts. This Agreement may be executed in
two or more counterparts, each of which shall constitute an original, but all of which together shall constitute but a single instrument.

                           (e) Future Cooperation. Each party covenants and
agrees to take such further action and execute such further documents as may be necessary or appropriate to carry out the intention of this Agreement.

                           (f) Successors and Assigns. This Agreement shall be
binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                           (g) Transaction Documents Remain Effective. Except as
expressly provided herein, each Shortfall Agreement, Option Agreement and Pledge Agreement (and all other Transaction Documents) shall remain in full force and effect, unmodified except as expressly provided herein.

                           (h) Definition of Transaction Documents. The term
"Transaction Documents" as used herein, with respect to each Shortfall Agreement, Option Agreement and (as applicable) Pledge Agreement executed in connection with a particular Lease, shall have the meaning given to such term in Appendix 1 to the applicable Shortfall Agreement, as amended hereby.

                  IN WITNESS WHEREOF, the Members, the Lessees and BCC have caused this First Amendment to be duly executed and delivered as of the date first above written.

                                       BALANCED CARE CORPORATION


                                       By:
                                           ------------------------------------
                                                Name
                                                Title


                                       SENIOR CARE OPERATORS, LLC


                                       By:
                                           ------------------------------------
                                                Name
                                                Title


                                       SENIOR CARE OPERATORS OF OHIO, LLC


                                       By:
                                           ------------------------------------
                                                Name
                                                Title


                                       ASSISTED CARE OPERATORS, LLC


                                       By:
                                           ------------------------------------
                                                Name
                                                Title

                                       ASSISTED CARE OPERATORS OF JACKSON,
                                       LLC


                                       By:
                                           ------------------------------------
                                                Name
                                                Title


                                       ASSISTED CARE OPERATORS OF
                                       ANDERSON, LLC


                                       By:
                                           ------------------------------------
                                                Name
                                                Title


                                       EXTENDED CARE OPERATORS


                                       By:
                                           ------------------------------------
                                                Name
                                                Title


                                       EXTENDED CARE OPERATORS OF
                                       HARRISBURG, LLC


                                       By:
                                           ------------------------------------
                                                Name
                                                Title


                                       EXTENDED CARE OPERATORS OF
                                       RAVENNA, LLC


                                       By:
                                           ------------------------------------
                                                Name
                                                Title

                                        EXTENDED CARE OPERATORS OF
                                        GREENSBORO, LLC


                                        By:
                                            -----------------------------------
                                                 Name
                                                 Title

                                        OAKHAVEN SENIOR LIVING, INC.


                                        By:
                                            -----------------------------------
                                                 Name
                                                 Title


                                        OAKHAVEN EXTENDED LIVING, INC.


                                        By:
                                            -----------------------------------
                                                 Name
                                                 Title

                                        OAKHAVEN ASSISTED LIVING, INC.


                                        By:
                                            -----------------------------------
                                                 Name
                                                 Title

                                   SCHEDULE 1


                          LEASE AND SECURITY AGREEMENT


Date of
Agreement                           Parties
---------                           -------
12/31/97                            Medina ALF, Inc. (Lessor)
                                    Senior Care Operators of Ohio, LLC (Lessee)

2/6/98                              Capstone Capital Corporation (Lessor)
                                    Extended Care Operators of Greensboro, LLC (Lessee)

2/6/98                              Capstone Capital of Pennsylvania, Inc. (Lessor)
                                    Extended Care Operators of Harrisburg, LLC (Lessee)

2/6/98                              Capstone Capital Corporation (Lessor)
                                    Extended Care Operators of Ravenna, LLC (Lessee)

1/30/98                             AHP of Indiana, Inc. (Lessor)
                                    Assisted Care Operators of Anderson, LLC (Lessee)

1/30/98                             AHP of Tennessee, Inc. (Lessor)
                                    Assisted Care Operators of Jackson, LLC (Lessee)

                           SHORTFALL FUNDING AGREEMENT


Date of
Agreement                           Parties
---------                           -------
12/31/97                            Senior Care Operators, LLC
                                    Oakhaven Senior Living, Inc.
                                    Senior Care Operators of Ohio, LLC (Lessee)
                                    Balanced Care Corporation

2/6/98                              Extended Care Operators, LLC
                                    Oakhaven Extended Living, Inc.
                                    Extended Care Operators of Greensboro, LLC (Lessee)
                                    Balanced Care Corporation

2/6/98                              Extended Care Operators, LLC
                                    Oakhaven Extended Living, Inc.
                                    Extended Care Operators of Harrisburg, LLC (Lessee)
                                    Balanced Care Corporation

2/6/98                              Extended Care Operators, LLC
                                    Oakhaven Extended Living, Inc.
                                    Extended Care Operators of Ravenna, LLC (Lessee)
                                    Balanced Care Corporation

1/30/98                             Assisted Care Operators, LLC
                                    Oakhaven Assisted Living, Inc.
                                    Assisted Care Operators of Anderson, LLC (Lessee)
                                    Balanced Care Corporation

1/30/98                             Assisted Care Operators, LLC
                                    Oakhaven Assisted Living, Inc.
                                    Assisted Care Operators of Jackson, LLC (Lessee)
                                    Balanced Care Corporation

                                OPTION AGREEMENT

Date of
Agreement                  Parties
---------                  -------
12/31/97                   Senior Care Operators, LLC (Optionor)
                           Oakhaven Senior Living, Inc. (Optionor)
                           Balanced Care Corporation

                           {NOTE- This Option Agreement includes a pledge of the
                           equity of the Members in favor of BCC - See Section 3(c)}

2/6/98                     Extended Care Operators, LLC (Optionor)(1)
                           Oakhaven Extended Living, Inc. (Optionor)
                           Balanced Care Corporation

2/6/98                     Extended Care Operators, LLC (Optionor)(2)
                           Oakhaven Extended Living, Inc. (Optionor)
                           Balanced Care Corporation

2/6/98                     Extended Care Operators, LLC (Optionor)(3)
                           Oakhaven Extended Living, Inc. (Optionor)
                           Balanced Care Corporation

1/30/98                    Assisted Care Operators, LLC (Optionor)(4)
                           Oakhaven Assisted Living, Inc. (Optionor)
                           Balanced Care Corporation

1/30/98                    Assisted Care Operators, LLC (Optionor)(5)
                           Oakhaven Assisted Living, Inc. (Optionor)
                           Balanced Care Corporation

--------
(1) Granting an option to purchase the equity interests in Extended Care Operators of Greensboro, LLC.
(2) Granting an option to purchase the equity interests in Extended Care Operators of Harrisburg, LLC.
(3) Granting an option to purchase the equity interests in Extended Care Operators of Ravenna, LLC.
(4) Granting an option to purchase the equity interests in Assisted Care Operators of Anderson, LLC.
(5) Granting an option to purchase the equity interests in Assisted Care Operators of Jackson, LLC.

                                PLEDGE AGREEMENT

Date of
Agreement                  Parties
---------                  -------
2/6/98                     Extended Care Operators, LLC (Pledgor) (6)
                           Oakhaven Extended Living, Inc. (Pledgor)
                           Balanced Care Corporation (Secured Party)

2/6/98                     Extended Care Operators, LLC (Pledgor) (7)
                           Oakhaven Extended Living, Inc. (Pledgor)
                           Balanced Care Corporation (Secured Party)

2/6/98                     Extended Care Operators, LLC (Pledgor) (8)
                           Oakhaven Extended Living, Inc. (Pledgor)
                           Balanced Care Corporation (Secured Party)

1/30/98                    Assisted Care Operators, LLC (Pledgor) (9)
                           Oakhaven Assisted Living, Inc. (Pledgor)
                           Balanced Care Corporation (Secured Party)

1/30/98                    Assisted Care Operators, LLC (Pledgor) (10)
                           Oakhaven Assisted Living, Inc. (Pledgor)
                           Balanced Care Corporation (Secured Party)

--------
(6) Pledging the equity interests of Extended Care Operators of Greensboro, LLC.
(7) Pledging the equity interests of Extended Care Operators of Harrisburg, LLC.
(8) Pledging the equity interests of Extended Care Operators of Ravenna, LLC.
(9) Pledging the equity interests of Assisted Care Operators of Anderson, LLC.
(10) Pledging the equity interests of Assisted Care Operators of Jackson, LLC.

                               LEASEHOLD MORTGAGES

Date of
Agreement                           Parties
---------                           -------
12/31/97                            Balanced Care Corporation (Mortgagee)
                                    Senior Care Operators of Ohio, LLC (Mortgagor)

2/6/98                              Balanced Care Corporation (Mortgagee)
                                    Extended Care Operators of Ravenna, LLC (Mortgagor)

2/6/98                              Balanced Care Corporation (Mortgagee)
                                    Extended Care Operators of Greensboro, LLC (Mortgagor)

2/6/98                              Balanced Care Corporation (Mortgagee)
                                    Extended Care Operators of Harrisburg, LLC (Mortgagor)

1/30/98                             Balanced Care Corporation (Mortgagee)
                                    Assisted Care Operators of Anderson, LLC (Mortgagor)

1/30/98                             Balanced Care Corporation (Mortgagee)
                                    Assisted Care Operators of Jackson, LLC (Mortgagor)